                                  EXHIBIT 10.1

     RESTRUCTURING OF THE EXISTING RELATIONSHIPS BETWEEN CYOP SYSTEMS INC.; CYOP SYSTEMS INTERNATIONAL INCORPORATED; BINGO.COM, INC.; AND BINGO.COM (CANADA) ENTERPRISES INC.


THIS AGREEMENT is made as of the 21st day of May, 2002.

BETWEEN:

          CYOP SYSTEMS INC., a limited liability company incorporated under the laws of Barbados and having its offices at Suite 29-1st Floor, Beckwith Mall, Lower Broad Street, Bridgetown, Barbados

                                ("CYOP BARBADOS")

AND:

          CYOP SYSTEMS INTERNATIONAL INCORPORATED, a limited liability company incorporated under the laws of Nevada and having its offices at #406 1040 Hamilton Street, Vancouver, British Columbia, Canada

                                    ("CYOP")

AND:

          BINGO.COM (CANADA) ENTERPRISES INC., a limited liability company incorporated under the laws of Canada and having its offices at #1405
          - 1166 Alberni Street, Vancouver, British Columbia, Canada

                                ("BINGO CANADA")


AND:

          BINGO.COM, INC., a limited liability company incorporated under the laws of Florida and having its offices at #1405 - 1166 Alberni Street, Vancouver, British Columbia, Canada

                                    ("BINGO")

WHEREAS:

     A. CYOP Barbados claims that the Software License, Technical Support, and Operation of Customer Service & Data Centre Agreement dated September 1st, 2001, with Bingo Canada continues in full force, without amendment, as of May 21, 2002; and

     B. Bingo Canada claims that CYOP Barbados agreed to amend the Software License, Technical Support, and Operation of Customer Service & Data Centre Agreement effective January 30th, 2002 and agreed to provide ad sales, ad serving and website hosting for the Bingo.com websites ("Unsigned Agreement"); and

     C. CYOP claims to have performed considerable consulting services for Bingo in the support and additional development of the Bingo web site located at http:www.bigrbingo.com; and

     D. CYOP claims to have performed considerable consulting services for Bingo in the support and additional development of the Bingo web site located at http:www.bingo.com; and

     E. Bingo claims that the services performed by CYOP to the Bingo websites was part and parcel of the Unsigned Agreement.

THEREFORE:

In full and complete settlement of all disputes between Bingo, Bingo Canada, CYOP Barbados and CYOP, it is hereby agreed as follows:

1. Effective immediately Bingo assigns to CYOP all right, title, liabilities and interest in:

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             i.     the agreement between FYRC Inc. and Bingo dated September
                    18, 2001 concerning the Skill-Bingo Inventions, subject to written consent from FYRC Inc.;

             ii.    the Skill-Bingo game software;

             iii.   the Bingo.com-owned website located at
                    http:www.bigrbingo.com;

             iv.    the trademark "BiG'r Bingo"; and

             v.     the BiGr bingo customer deposits

        CYOP and CYOP Barbados will indemnify Bingo and Bingo Canada from all obligations and liabilities relating to or arising from the above agreement, software, trademark and customer deposits and the operation of the Skill-Bingo game and bigrbingo.com website.

2. CYOP and CYOP Barbados hereby acknowledge and certify that Bingo and Bingo Canada have no knowledge of nor any liability for the following obligations, and that CYOP and CYOP Barbados are solely responsible for and will promptly pay for the following obligations:

             i. all monies owing by CYOP or CYOP Barbados to Steve Moriya (commissions, salary, & expenses) for sales prior to May 21, 2002; and

             ii. all monies owing by CYOP or CYOP Barbados to Peer 1 for hosting Bingo's servers ("Servers"), and upon payment thereof, CYOP will arrange for the immediate delivery of the Servers and all accessory equipment, in good operating condition, to Bingo.

3. CYOP and CYOP Barbados hereby grant to Bingo an irrevocable, worldwide, perpetual, license to use the current and any future version of the software program known as Skill-Bingo. Bingo may, at its option, participate in the Crediplay program or network as a preferred licensee and may offer an affiliate program substantially similar to the program which Bingo now offers through the bigrbingo.com website.

4. CYOP Barbados and CYOP will be entitled to keep any monies they may have received on or before May 21st, 2002 to a maximum of US$26,000 from advertisers who placed advertisements ("the Ads") on the bingo.com website. If either CYOP Barbados or CYOP has received or may in the future receive any monies on this account over and above US$26,000, then CYOP will immediately forward those funds to Bingo. Bingo will continue to host and serve the Ads for those accounts as contracted.

5. CYOP will provide Bingo with the full free bingo and skill-bingo database and will refrain from copying, disclosing or using the free bingo database.

6. CYOP will provide Bingo with the full bingo email list and the full opt-in bingo email list and refrain from copying, disclosing or using same.

7. CYOP will provide Bingo with all necessary documentation to enable the successful transition of the management and hosting of the bingo.com website to Bingo and Bingo Canada, including but not limited to all pass codes and source and object code in its possession related to the bingo.com website and games.

8. Upon execution of this agreement and Bingo's receipt of the database, email list, transition documentation, pass codes and source and object code referred to in Sections 5, 6 and 7, Bingo will pay CYOP US$20,000 plus a further US$6,250 upon delivery of the Servers and accessory equipment in good operating condition.

9. CYOP Barbados and CYOP hereby release Bingo and Bingo.com from all obligations, agreements and liabilities of any nature and kind, other than this Agreement. Bingo and Bingo Canada hereby release CYOP Barbados and CYOP from all obligations, agreements and liabilities of any nature and kind, other than this Agreement. Except for the obligations contained in this Agreement, no further obligations will exist between CYOP Barbados, CYOP, Bingo and Bingo Canada.

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10.     The parties will account for all transactions between them prior to May
        21, 2002 in a manner consistent with the presentation of accounts made by Bingo in its SEC filing of its 10Q dated May 15, 2002.


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
Accepted and Agreed by Bingo Canada:                      Accepted and Agreed by CYOP Barbados:

BINGO.COM (CANADA) ENTERPRISES INC                        CYOP SYSTEMS INC.


by:                                                       by:
/s/ Tarrnie Williams                                      /s/ Mitch Williams
---------------------------------------                   ---------------------------------------
AUTHORIZED SIGNATORY                                      AUTHORIZED SIGNATORY


by:                                                       by:
/s/ Mark Devereux
---------------------------------------                   ---------------------------------------
AUTHORIZED SIGNATORY                                      AUTHORIZED SIGNATORY


WE HAVE AUTHORITY TO BIND THE                             WE HAVE AUTHORITY TO BIND THE
CORPORATION                                               CORPORATION


Accepted and Agreed by Bingo:                             Accepted and Agreed by CYOP:

BINGO.COM, INC                                            CYOP SYSTEMS INTERNATIONAL INCORPORATED

by:                                                       by:

---------------------------------------                   ---------------------------------------
AUTHORIZED SIGNATORY                                      AUTHORIZED SIGNATORY


by:                                                       by:

---------------------------------------                   ---------------------------------------
AUTHORIZED SIGNATORY                                      AUTHORIZED SIGNATORY

WE HAVE AUTHORITY TO BIND THE                             WE HAVE AUTHORITY TO BIND THE
CORPORATION                                               CORPORATION
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